Tax-Exempt California Money Market Fund

Supplement to the currently effective Statement of Additional Information of the Tax-Exempt California Money Market Fund:

The following replaces the section entitled "Performance" in the fund's currently effective SAI:


                                   PERFORMANCE

Performance information is based on historical earnings and is not intended to indicate future performance. Performance will vary based on factors such as changes in market conditions and the level of expenses.

Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of the Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

Where:

         T        =        Average Annual Total Return
         P        =        a hypothetical initial investment of $1,000
         n        =        number of years
         ERV      =        ending redeemable value: ERV is the value, at the end
                           of the applicable  period,  of a hypothetical  $1,000
                           investment made at the beginning of the applicable period

Total Return

Total return is the rate of return on an investment for a specified period of time calculated in the same manner as aggregate total return.

Figures relating to the growth in the total net assets of the Fund apart from capital appreciation may also be cited, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be included as part of the Fund's and Portfolios' performance data.

Aggregate Total Returns (Before Taxes)

The Fund, when advertising aggregate total return before taxes, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                          Aggregate Return = (ERV) - 1
                                              ---
                                               P

Where:

         P        =        hypothetical initial payment of $1,000;

         ERV      =        ending  redeemable  value  of a  hypothetical  $1,000
                           payment  made  at  the  beginning  of the  1-,  5- or
                           10-year  (or  other)   periods  at  the  end  of  the
                           applicable period (or fractional portion).

The  calculation  for aggregate total returns before taxes is made assuming that
(1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

Yield

The Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed for the Fund as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized discount or premium (excluding market discount), less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. For the seven-day period ended September 30, 2002, the Fund's yield was 0.66%1.

The Fund's seven-day effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the seven-day effective yield is: (seven-day base period return +1)365/7 - 1. The Fund may also advertise a thirty-day effective yield in which case the formula is (thirty-day base period return +1)365/30 - 1. For the seven-day period ended September 30, 2002, the Fund's effective yield was 0.67%^1.

^1 Does not reflect the effect of a nonrecurring expense adjustment. With this adjustment, the Fund's 7-day yield as of September 30, 2002 was 0.76% and the Fund's 7-day effective yield was 0.77%. The effect of this adjustment on the Fund's daily yield and daily dividend may vary based on a number of factors, including the Fund's asset levels, and is expected to expire on June 30,2003. The Fund's investment advisor has agreed for the period after June 30, 2003 until September 30, 2003 to waive fees and absorb other operating expenses of the Fund to the extent necessary to reduce the Fund's total operating expenses, expressed as an annual rate, in accordance with the following declining schedule: (a) for the month of July 2003, the reduction shall be 0.20%; (b) for the month of August 2003, the reduction shall be 0.10%; and
   (c) for the month of September 2003, the reduction shall be 0.05%. Thereafter, the Fund will experience the full level of operating expenses.


Tax-Equivalent Yield

Tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax-exempt. The equivalent taxable yield allows you to compare the performance of the Fund with that of taxable money market funds. It is based on the Fund's yield and a combined Federal and State of California marginal income tax rate of 44.31%. Based upon this combined marginal tax rate and the Fund's effective yield computed as described above for the seven-day period ended September 30, 2002, the Fund's tax-equivalent yield was 1.20%^2. Income may be subject to local taxes and for some investors, the alternative minimum tax.

      ^2    Does not reflect the effect of a  nonrecurring  expense  adjustment.
            With  this  adjustment,   the  Fund's  tax-equivalent  yield  as  of
            September 30, 2002 was 1.38%. Please see footnote #1 above.


Comparison of Fund Performance

Performance may be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Fund may generate. Both tables are based upon current law as to the 2002 tax rates schedules.

CALIFORNIA

                                                Combined                                                        Combined
                                               California                          Effective     Effective     California
  Taxable Income    Effective    Effective    and Federal      Taxable Income        State        Federal     and Federal
     Single*       State Rate  Federal Rate   Tax Bracket          Joint              Rate          Rate      Tax Bracket
     ------        ----------  ------------   -----------          -----              ----          ----      -----------
 21,503 - 27,950      6.00%       15.00%         20.10%       27,251 - 43,006        4.00%         15.00%        18.40%
 27,951 - 29,850      6.00%       27.00%         31.38%       43,007 - 46,700        6.00%         15.00%        20.10%
 29,851 - 37,725      8.00%       27.00%         32.84%       46,701 - 59,700        6.00%         27.00%        31.38%
 37,726 - 67,700      9.30%       27.00%         33.79%       59,701 - 75,450        8.00%         27.00%        32.84%
 67,701 - 141,250     9.30%       30.00%         36.51%       75,451 - 112,850       9.30%         27.00%        33.79%
141,251 - 307,050     9.30%       35.00%         41.05%      112,851 - 171,950       9.30%         30.00%        36.51%
   over 307,050       9.30%       38.60%         44.31%      171,951 - 307,050       9.30%         35.00%        41.05%
                                                                over 307,050         9.30%         38.60%        44.31%


                    If your combined federal and state effective tax rate in 2001 is:
                         20.10%     31.38%      32.84%      33.79%     36.51%    41.05%   18.40%
To match these
tax-free yields:               Your taxable investment would have to earn the following yield:

               2.00%      2.50%      2.91%       2.98%       3.02%      3.15%     3.39%    2.45%
               3.00%      3.75%      4.37%       4.47%       4.53%      4.73%     5.09%    3.68%
               4.00%      5.01%      5.83%       5.96%       6.04%      6.30%     6.78%    4.90%



               5.00%      6.26%      7.29%       7.44%       7.55%      7.88%     8.48%    6.13%
               6.00%      7.51%      8.74%       8.93%       9.06%      9.45%    10.18%    7.35%
               7.00%      8.76%     10.20%      10.42%      10.57%     11.03%    11.87%    8.58%
               8.00%     10.01%     11.66%      11.91%      12.08%     12.60%    13.57%    9.80%
               9.00%     11.26%     13.12%      13.40%      13.59%     14.18%    15.27%   11.03%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code.




May 6, 2003